                                                                   EXHIBIT 10.39



                       PHOENIX INFORMATION SYSTEMS CORP.





                                                                  March 15, 1996


S-C Phoenix Partners
888 Seventh Avenue
New York, New York 10106


                                 Tranche E Note


Gentlemen:

                 Reference is made to the Convertible Note Purchase Agreement (as amended, "Agreement") dated December 9, 1994 between the undersigned ("Company") and you ("S-C Partners"), as amended by letter agreements dated March 15, 1995, August 3, 1995 and September 15, 1995 and February 12, 1996. Capitalized terms are used herein as defined in the Agreement. Pursuant to the Agreement, S-C Partners has purchased, and the Company has issued, the Tranche A Note, the Tranche B Note, the Tranche C Notes and the Tranche D Notes, which Notes have been converted into 12,900,000 shares of Common Stock, in the aggregate. As of the date hereof, S-C Partners is purchasing, and the Company is issuing, the Tranche E Note in the principal amount of $2,100,000 (the "Tranche E Note").

                 This will confirm our agreement respecting the issuance and conversion of the Tranche E Note and a warrant to purchase shares of the Company's Common Stock as follows:

                 1. Notwithstanding anything to the contrary contained therein, the Tranche E Note is being purchased and converted effective on the date hereof in accordance with its terms. The number of shares ("Conversion Shares") into which the principal amount of the Note is being converted is 1,400,000 (subject to adjustment as provided in the Note); provided, however, that, in consideration of S-C Partners' conversion of the Tranche E Note, the Company agrees that the

         Conversion Price shall be deemed to have been, upon conversion, reduced to an amount or amounts agreed to by the parties in good faith based on the number of the following goals that the Company can demonstrate have been fully and completely achieved within the time frames specified, provided, however, that in no event shall the Conversion Price be below $1.00:

                 (a) Execution of a letter of intent with a second Chinese airline with at least three 737 class airplanes by April 30, 1996 which shall become a binding agreement approved by the Civil Aviation Administration in China ("CAAC") within 60 days from the date of execution.

                 (b) The System becomes Fully Operational with Hainan Airlines by May 31, 1996

                 (c) Execution of a letter of intent with a second U.S. airline by May 31, 1996 which shall become a binding agreement within 60 days from the date of execution and which airline shall be in operation by July 31, 1996.

                 (d) Execution of a letter of intent with a CAAC carrier by May 31, 1996 which shall become a binding agreement within 60 days from the date of execution.

                 (e) Completion of one or more financings aggregating $2.5 million or more by May 10, 1996, if common stock, at a price of $2.50 or more, or, if a convertible security, with a floor (minimum conversion price) of not less than $1.50

         Upon any deemed change in the Conversion Price, the Company shall issue to S-C Partners certificates representing such additional number of shares of Common Stock such that S-C Partners shall receive the aggregate number of shares of Common Stock it would have received had such change actually occurred on the date of conversion.

                 2.       To the extent that the conditions set forth in
         Section 3.2(n) of the Agreement to the issuance of the Tranche E Note have not been satisfied as of the date hereof, S-C Partners hereby unconditionally waives the requirement that such conditions be met and discharges the Company from responsibility therefor, subject to the terms and conditions of this letter agreement.

                 3. In consideration of the foregoing, the Company is issuing to S-C Partners, on the date hereof, a warrant ("Early Purchase Warrant") to purchase 700,000 shares of its Common Stock, in the form of Exhibit A hereto.

                 4. S-C Partners hereby represents and warrants as follows:

                          (a) The Tranche E Note, the Conversion Shares and the Early Purchase Warrant ("Securities") being acquired by S-C Partners are being acquired for investment for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. S-C Partners understands that such Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to
                 Section 4(2) thereof and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by S-C Partners. S-C Partners further understands that such Securities may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws.

                          (b) S-C Partners understands that an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission") and that, in any event, S-C Partners may not sell any such Securities pursuant to Rule 144 prior to the expiration of a two-year period after it has acquired such Securities. S-C Partners understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

                          (c) The address of S-C Partner's principal office is set forth on its Certificate of Representations dated the date hereof. S-C Partners qualifies as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act for the reasons specified in such Certificate of Representations. S-C Partners acknowledges that the Company has made available to it at a reasonable time prior to the execution of the Certificate of Representations the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of securities contemplated by the Agreement, and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of the information furnished to it. S-C Partners (i) is able to bear of loss of its entire investment in the Securities being acquired by it without any material adverse effect on its business, operations or prospects, and
                 (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it pursuant to the Agreement and pursuant hereto.

                          5. Except as modified hereby, the Agreement remains in full force and effect.

                          6. This Agreement (a) represents the entire agreement among the parties with respect to the subject matter hereof, superseding all prior agreements and understandings, written or oral,
         (b) may be amended
         only in writing, (c) may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, (d) shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and (e) shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within such State.

                 If the foregoing accurately reflects our agreement, please sign where indicated below.

                                        Very truly yours,



AGREED:

S-C PHOENIX PARTNERS

By S-C Phoenix Holdings, L.L.C.,
     its general partner



By:
   ------------------------------
   Name:
   Title:

                                                                       EXHIBIT A


                               WARRANT AGREEMENT


           WARRANT AGREEMENT, dated as of March 15, 1996 (the "Agreement"), by and between PHOENIX INFORMATION SYSTEMS CORP., a Delaware corporation (the "Company") S-C PHOENIX PARTNERS, a New York general partnership ("S-C" and, together with its successors and permitted assigns, the "Holder").

           WHEREAS, the Company proposes to issue and deliver its warrant certificates ("Warrant Certificates") evidencing 700,000 warrants (the "Warrants") each to purchase one newly issued share of common stock, par value $0.01 per share, of the Company ("Common Stock") in connection with that certain Convertible Note Purchase Agreement, dated as of December 9, 1994, by and between the Company and S-C (the "Note Purchase Agreement") and that certain letter agreement, dated the date hereof, by and between the Company and S-C.

           NOW THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the Holder, the Company and the Holder agree as follows:

           1. Certain Definitions. The following terms, as used in this Agreement, have the following meanings:

           (a) "Affiliate" means, with respect to S-C, (A)(a) any Person controlling, controlled by or under common control with S-C and (b) if (1) controlling S-C, such Person has a forty percent (40%) or more voting and beneficial ownership interest in S-C, (2) controlled by S-C has a forty percent (40%) or more voting and beneficial ownership interest in such Person and (3) under common control with S-C, the Person(s) having such common control have forty percent (40%) or more voting and beneficial ownership interest in S-C and such Person, and (B) any Person for which George Soros d/b/a Soros Fund Management or Chatterjee Fund Management Co. LP, a Delaware limited partnership, is acting as investment manager or investment adviser, in each case with investment discretion. For purposes of this definition, the term "control," when used with respect to any Person, shall include the power to exercise discretion over the investments of such Person, and the terms "controlling" and "controlled" have corresponding meanings.

           (b) "Business Day" means any day other than a Saturday, Sunday or day on which banks in New York City are closed for general business.

           (c)      "Common Stock" has the meaning set forth in the preamble.

           (d) "Exercise Period" means the period beginning on the date hereof and ending at 5 p.m. New York City time on the third anniversary of the date on which the Company shall have satisfied the conditions contained in clauses (a) and (b) of the definition of "Tranche E Target Date" set forth in the Note Purchase Agreement.

           (e) "Exercise Price" means $3.00 per share (as provided in Section 3 and subject to adjustment as provided in Section 4).

           (f) "Expiration Date" for the Warrants means the last day of the Exercise Period.

           (g)      "Holder" has the meaning set forth in the pre amble.

           (h) "Investor Representative" shall be S-C Phoenix Holdings, L.L.C., a Delaware limited liability company and a general partner of S-C, or its successor in interest, or the assigned representative of such Person (it being agreed that at all times there shall be no more than one Investor Representative).

           (i) "Person" means any individual, corporation, limited liability company, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           (j) "Underlying Common Stock" means the shares of Common Stock purchasable by the Holder upon the exercise of the Warrants.

           (k)      "Warrants" has the meaning set forth in the preamble.

           (l) "Warrant Certificates" means the certificates evidencing the Warrants.

           2. Issue of Warrants. The Warrant Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A, shall be dated the date on which signed by an authorized signatory of the Company and may have such legends and endorsements typed, stamped or printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement and the Options Agreement. Warrant Certificates evidencing

700,000 Warrants may be executed by any authorized officer of the Company. Warrant Certificates evidencing all 700,000 Warrants shall be delivered in the name of the Holder to the Investor Representative on the date hereof.

           3.       Exercise Price; Exercise of Warrants.

                    (a) Exercise Price. Each Warrant shall entitle the Holder, subject to the provisions of this Agreement, to purchase one share of Common Stock at a purchase price per share equal to the Exercise Price.

                    (b)     Exercise of Warrants Generally.

                            (i)      Exercise During Exercise Period.  The
aggregate number of Warrants that may be exercised at any time during the Exercise Period shall be 700,000. All Warrants not exercised during the Exercise Period shall expire at 5 p.m. New York City time on the Expiration Date.

                            (ii)     Liquidation Event.  If the Company is
liquidated in accordance with the provisions of its Certificate of Incorporation, then the Warrants shall be deemed to have been exercised.

                            (iii)    Method of Exercise; Payment of Exercise
Price. In order to exercise any or all of the Warrants repre sented by a Warrant Certificate, the Holder must surrender the Warrant Certificate to the Company for exercise, with the reverse side of the Warrant Certificate duly executed, together with any required payment in full of the Exercise Price for each share of Underlying Common Stock to which the Holder is entitled, any such payment of the Exercise Price to be made by check or wire transfer to an account designated by the Company. If the Holder elects to exercise only a portion of the Warrants represented by the Warrant Certificate or Certificates registered in its name, then the remaining portion of the Warrants shall be returned to the Holder in the form of a new Warrant Certificate. Upon surrender of a Warrant Certificate and the payment of the Exercise Price in conformity with the foregoing provisions, the Company shall promptly issue to the Holder share certificates representing the Underlying Common Stock to which the Holder is entitled, registered in the name of the Holder or the name or names of such Affiliates of the Holder as may be directed in writing by the Holder, and shall deliver such share certificates to the Person or Persons entitled to receive the same. The Company shall issue such share certificates within five Business Days after the payment of the Exercise Price of the Warrants by the Holder, but such shares shall be deemed issued and outstanding on the date the Warrant is exercised and the Exercise Price is paid to the Company.

                    (c) Exercise by Surrender of Warrant; Exercise with Shares of Common Stock. In addition to the method of exercise set forth in
Section 3(b)(3) above and in lieu of any cash payment required thereunder, the Holder shall have the right at any time and from time to time to exercise the Warrants in full or in part (i) by surrendering its Warrant Certificate in the manner specified in Section 3(b)(3) in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as defined hereafter) of the Common Stock less the Exercise Price and the denominator of which is such Market Price, or (ii) by surrendering the Warrant Certificate in the manner specified in Section 3(b)(3) above and making any required payment in whole or in part of the Exercise Price for each share of Underlying Common Stock to which the Holder is entitled with shares of Common Stock (valued at the Market Price). As used herein, "Market Price" shall mean the average of the closing prices of the Common Stock sales on all domestic exchanges on which the Common Stock may at the time be listed, or, if there shall have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 3:30 p.m. New York City time, or if on any day the Common Stock shall not be quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporation or any similar successor organization, in each such case averaged over a period of 30 consecutive Business Days immediately prior to the date of exercise; provided that if the Common Stock is listed on any domestic exchange the term "Business Days" as used in this sentence shall mean business days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the Market Price shall be deemed to be the fair market value thereof as of the date of exercise, determined by an independent appraiser selected by the Company and acceptable to the Holder.

           4. Adjustments. The Exercise Price shall be subject to adjustment as follows:

                    (a) If, in connection with a financing or series of financings in an aggregate amount exceeding $1 million or at any time following any financing or series of financings by the Company in an aggregate amount exceeding $1 million, the Company issues additional shares of Common Stock (or other securities convertible into or exchangeable for Common Stock) for a price lower than $3.00 per share, the Exercise Price with respect to the Warrants shall be automatically and immediately reduced to such lower price, without any action or request on the part of the Holder. The Company shall notify the Holder of such reduced Exercise Price in writing prior to any such issuance or additional shares of Common Stock (or other securities convertible into or exchangeable for Common Stock); provided that if the Company should enter into any agreement in connection with such issuance of additional shares of Common Stock (or other securities convertible into or exchangeable for Common

Stock), the Company shall immediately notify the Holder in writing thereof and, upon such issuance of shares of Common Stock (or other securities convertible into or exchangeable for Common Stock), the Exercise Price shall be automatically reduced to such reduced Exercise Price, effective retroactively to the effective date of such agreement, whether or not the Warrants have been exercised during the time period between the effective date of such agreement and the date of such issuance (and if the Warrants have been exercised during such period, the Company shall promptly pay to the Holder the difference between the payment made by the Holder on such exercise and the payment that would have been required if the Warrants were exercised at such reduced Exercise Price).

                    (b) In the event the Company shall issue additional shares of Common Stock (or securities convertible into or exchangeable for Common Stock) in a stock dividend, stock distribution or subdivision paid with respect to Common Stock, or declare any dividend or other distribution payable with additional shares of Common Stock (or securities convertible into or exchangeable for Common Stock) with respect to Common Stock or effect a split or subdivision of the outstanding shares of Common Stock, the Exercise Price shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, or the earlier declaration thereof, be proportionately decreased, and the number of Underlying Common Stock shall be proportionately adjusted so that, to avoid dilution of the Holder's position, the Holder shall thereafter be entitled to receive at such adjusted price an additional number of shares of the Company's Common Stock which such Holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had the Warrants been exercised immediately prior to the happening of such event.

                    (c) In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of Underlying Common Stock shall be proportionately adjusted so that the Holder of any Warrant exercised after such date shall be entitled to receive, upon payment of the same aggregate amount as would have been payable before such date, the aggregate number of shares of Common Stock which the Holder would have owned upon such exercise and been entitled to receive, if such Warrant had been exercised immediately prior to the happening of such combination or consolidation.

                    (d) In the event of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation or entity, the Warrants shall thereafter be exercisable for the number of shares of capital stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion hereof would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder thereafter, to the end that the provisions set forth herein (including provisions with respect to adjustments in the Exercise Price) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or other property thereafter deliverable upon the exercise of Warrants. At the request of the Holder, the resulting or surviving entity in any such consolidation or merger, if other than the Company, shall acknowledge in writing the Holder's rights hereunder.

            5. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall deliver to the Holder, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Section 5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses in connection herewith. Every new Warrant Certificate executed and delivered pursuant to this Section 5 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefit of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 5 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

           6. Reservation and Authorization of Common Stock. The Company shall, at all times until the Warrants have been exercised or have expired, reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as is sufficient for the purpose of permitting the exercise in full of all outstanding Warrants.

           7. Limitations on Transfer; Warrant Transfer Books. The Warrants may be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of (collectively,

"transferred") only to Affiliates of the Holder. The Company shall cause to be kept at the principal executive office of the Company a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided.

           The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired, and the Underlying Common Stock to be purchased upon the exercise of this Warrant will be acquired, as an investment and not with a view to the distribution thereof and will not be sold or transferred except in accordance with the applicable provisions of the Securities Act of 1933, as amended (the "Act") and the rules and regulations promulgated thereunder, and that neither this Warrant nor any of the Underlying Common Stock may be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities), or (iii) pursuant to an exemption from registration under the Act.

           The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Underlying Common Stock shall bear a legend substantially similar to the following:

                    "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except
                    (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities), or (iii) pursuant to an exemption from registration under the Act."

           At the option of the Holder, Warrant Certificates may be exchanged at such office upon payment of the charges hereinafter provided. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute and deliver the Warrant Certificates that the Holder is entitled to receive. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this

Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

           Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the Holder. No service charge shall be made for any registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrant Certificates.

           8. No Voting or Dividend Rights. Prior to the exercise of the Warrants, the Holder, as a Holder of Warrant Certificates, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive right, but each Holder of Warrant Certificates shall receive all notices sent to shareholders of the Company, including any notice of meetings of shareholders, and shall have the right to attend or observe such meetings.

           9. Notices. Any notice, demand or delivery authorized by this Agreement shall be in writing and shall be sufficiently given or made upon receipt thereof, if made by personal delivery or facsimile transmission (with confirmed receipt thereof), or four Business Days after mailed, if sent by first-class mail, postage prepaid, addressed to the Investor Representative or the Company, as the case may be, at their respective addresses below, or such other address as shall have been furnished in accordance with this Section 10 to the party giving or making such notice, demand or delivery:

                    (a)     If to the Company, to it at:

                            Phoenix Information Systems Corp.
                            100 Second Avenue South, Suite 100
                            St. Petersburg, Florida  33701
                            Attention:  Robert P. Gordon, Chairman
                            Facsimile:  813-821-7565

                    (b)     If to the Holder, to the Investor
                            Representative at:

                            S-C Phoenix Holdings, L.L.C.
                            c/o The Chatterjee Group
                            888 Seventh Avenue, Suite 3000
                            New York, New York  10106
                            Attention:  Mr. James Peet
                            Facsimile:  212-489-2005

                            With a copy to:  Peter A. Hurwitz, Esq.

                            With an additional copy to:

                            Soros Fund Management
                            888 Seventh Avenue, Suite 3300
                            New York, New York  10106
                            Attention:  Sean A. Warren, Esq.
                            Facsimile:  212-489-2005

           10. Applicable Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the conflicts of law principles thereof. The Company and each Holder hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The Company and the Holder irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

           11. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. The Holder may not assign any of its rights hereunder separate from a transfer of the Warrants in accordance with Section 7 hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

           12. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           13. Captions and Headings. The captions and headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           14. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Holder, each future holder of the Warrants and the Company.

           15. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        PHOENIX INFORMATION SYSTEMS CORP.



                                        By
                                           -------------------------------------
                                           Name:
                                           Title:




                                        S-C PHOENIX PARTNERS
                                        By S-C PHOENIX HOLDINGS, L.L.C.,
                                           a General Partner



                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT A

                          FORM OF WARRANT CERTIFICATE

                  THE WARRANTS REPRESENTED BY THIS CERTIFICATE
                AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE
             THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
              ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE
              OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE
            REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT
             APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY
             SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION
               OF SECURITIES), OR (iii) PURSUANT TO AN EXEMPTION
                        FROM REGISTRATION UNDER THE ACT.

                   THIS WARRANT CERTIFICATE AND THE WARRANTS
                    REPRESENTED HEREBY ARE TRANSFERABLE ONLY
                 IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN
                    THE WARRANT AGREEMENT REFERRED TO BELOW.

                       WARRANTS TO PURCHASE COMMON STOCK
                      OF PHOENIX INFORMATION SYSTEMS CORP.

No.___                                                          700,000 Warrants

           This certifies that _______________________ is the owner of the number of Warrants set forth above, each of which represents the right to purchase from PHOENIX INFORMATION SYSTEMS CORP., a Delaware corporation (the "Company"), the number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") determined in accordance with the Warrant Agreement referred to below at the purchase price set forth in the Warrant Agreement (the "Exercise Price"), upon surrender hereof at the office of the Company at 100

Second Avenue South, Suite 1100, St. Petersburg, Florida 33701 with the Exercise Subscription Form on the reverse hereof duly executed and with payment in full (by bank check or wire transfer to an account designated by the Company) of the purchase price for the shares as to which the Warrant(s) represented by this Warrant Certificate are exercised, or by surrender of this Warrant Certificate in lieu of cash payment, all subject to the terms and conditions hereof and of the Warrant Agreement referred to below. The Warrants will expire at 5 p.m. New York City time on the Expiration Date.

           This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of March 15, 1996 (the "Warrant Agreement"), between the Company and S-C Phoenix Partners, is subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the holders of the Warrants. Capitalized defined terms used herein have the same meanings as in the Warrant Agreement. Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address:

                    100 Second Avenue South
                    Suite 1100
                    St. Petersburg, Florida 33701

The number of shares of the Common Stock of the Company purchasable upon the exercise of each Warrant and the price per share are set forth in the Warrant Agreement.

           All shares of Common Stock issuable by the Company upon the exercise of Warrants and the payment of the Exercise Price therefor shall be validly issued, fully paid and nonassessable. The Company shall not be required, however, to pay any tax, withholding or other charge imposed in connection with the issuance of any shares of Common Stock upon the exercise of Warrants, and, in such case, the Company shall not be required to issue or deliver any stock certificate until such tax, withholding or other charge has been paid or it has been established to the Company's satisfaction that no tax, withholding or other charge is due. This Warrant Certificate and all rights hereunder are transferable, subject to the terms of the Warrant Agreement, by the registered holder hereof, in whole or in part, upon surrender of this Warrant

Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the registered holder and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

           This Warrant Certificate shall be void and all rights represented hereby shall cease on the Expiration Date.

Dated:___________, 19__

                                        PHOENIX INFORMATION SYSTEMS CORP.



                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                     FORM OF REVERSE OF WARRANT CERTIFICATE
                           EXERCISE SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)

To:        Phoenix Information Systems Corp.

           The undersigned irrevocably exercises ____________ of the Warrants evidenced by this Warrant Certificate for the purchase of shares of Common Stock, par value $0.01 per share, of PHOENIX INFORMATION SYSTEMS CORP. and has arranged to make payment of $___________ (such payment being made by bank check or wire transfer to the account designated by Phoenix Information Systems Corp., and constituting the Exercise Price (as defined in the Warrant Agreement) for the shares as to which the Warrants evidenced by this Warrant Certificate are exercised) or has surrendered this Warrant Certificate in lieu of cash payment in accordance with the terms of Section 3(c) of the Warrant Agreement, all on the terms and conditions specified in this Warrant Certificate and the Warrant Agreement herein referred to. The undersigned hereby irrevocably surrenders this Warrant Certificate and all right, title and interest therein to Phoenix Information Systems Corp. and directs that the shares of Common Stock deliverable upon the exercise of said Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:_________, 19__.

                                                                         */
                                        ---------------------------------
                                        Signature of Owner

                                        ---------------------------------
                                        (Street Address)

                                        ---------------------------------
                                        (City) (State)   (Zip Code)


Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:





__________________

*/ The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                               FORM OF ASSIGNMENT

           For VALUE RECEIVED, the undersigned registered holder of this Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

                                  Social Security
Names of                       or other Identifying           Number of
Assignees        Address       Number of Assignee(s)          Warrants
- ---------        -------       ---------------------          ---------



and does hereby irrevocably constitute and appoint _______________ the undersigned's attorney to make such transfer on the books of Phoenix Information Systems Corp. maintained for the purpose, with full power of substitution.

Dated:             , 19
       ------------    --


                                        ----------------------------------------


- --------------------------

_________________

(1) The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.